UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 1, 2020

(Date of earliest event reported)

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-36282

California	33-0361285
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4747 Executive Drive, Suite 240, San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 207-4264

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LJPC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01Changes in Registrant’s Certifying Accountant.

On November 1, 2020, the audit practice of Squar Milner, LLP (“Squar Milner”), an independent registered public accounting firm, was combined with Baker Tilly US, LLP (“Baker Tilly”) in a transaction pursuant to which Squar Milner combined its operations with Baker Tilly, and certain members of the professional staff and partners of Squar Milner joined Baker Tilly either as employees or partners of Baker Tilly. On November 1, 2020, Squar Milner resigned as auditors of La Jolla Pharmaceutical Company (the “Company”), and with the approval of the Audit Committee of the Company’s Board of Directors, Baker Tilly was engaged as the Company’s independent registered public accounting firm.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Report of Independent Registered Public Accounting Firm of Squar Milner regarding the Company’s financial statements for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report did include an explanatory paragraph regarding a change in accounting principle related to the Company’s adoption of new lease accounting standards pursuant to Accounting Standards Codification Topic 842.

During the years ended December 31, 2019 and 2018 and during the interim period from the end of the most recently completed year through November 1, 2020, the date of resignation, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused Squar Milner to make reference to such disagreement in its report.

The Company provided Squar Milner with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Squar Milner furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated November 5, 2020, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Squar Milner, LLP, dated November 5, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: November 5, 2020	By:	/s/ Michael Hearne
Michael Hearne
Chief Financial Officer